Exhibit 10.31

ZBB POWERSAV HOLDINGS LIMITED

ANHUI MEINENG STORE ENERGY SYSTEM CO. LTD.

SECOND SUPPLEMENTAL AGREEMENT TO THE JOINT VENTURE AGREEMENT

This SECOND SUPPLEMENTAL AGREEMENT TO THE JOINT VENTURE AGREEMENT (this “Amendment”) is made and entered into as of December 18, 2015, by and between ZBB POWERSAV HOLDINGS LTD., a Hong Kong limited liability company (“Hong Kong Holdco”), and ANHUI XINDONG INVESTMENT MANAGEMENT CO., LTD., a Chinese limited liability company (“China JV”). Hong Kong Holdco and China JV are sometimes referred to collectively herein as the “Parties” and individually as a “Party.”

STATEMENT OF PURPOSE

Hong Kong Holdco and China JV are parties to that certain Joint Venture Agreement dated August 17, 2011 (the “Agreement”), pursuant to which the Parties formed the joint venture company Anhui Meineng Store Energy Co., Ltd.

The Parties desire to amend the Agreement to reflect certain changes, all in the manner set forth herein.

NOW, THEREFORE, in consideration of the aforesaid Statement of Purpose, the mutual covenants made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	Defined Terms. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

2.	Amendment to Section 5.1(d)(i) of the Agreement. Section 5.1(d)(i) of the Agreement is hereby amended by deleting the same, in its entirety, and by inserting, in lieu thereof, the following: “The Company and ZBB Corp. mutually agree that (i) the price at which the Company shall purchase from ZBB Corp. Products manufactured by ZBB Corp. shall equal One Hundred Twenty Percent (120%) of direct labor and material cost in manufacturing the same (and payment, shipment and other applicable terms shall be such commercially reasonable terms as shall be specified in the applicable purchase order) and (ii) the price at which ZBB Corp. shall purchase from the Company Products manufactured by the Company shall equal One Hundred Twenty Percent (120%) of direct labor and material cost in manufacturing the same (and payment, shipment and other applicable terms shall be such commercially reasonable terms as shall be specified in the applicable purchase order).”

3.	Miscellaneous. This Amendment supersedes all prior oral or written communications between the Parties concerning the subject matter hereof and may be executed in the manner provided in Section 18.3 of the Agreement. Except as otherwise provided herein, all provisions, terms and conditions of the Agreement remain unchanged and are in full force and effect.

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IN WITNESS WHEREOF, the Parties hereto have entered into this Amendment as of the date first written above.

“Hong Kong Holdco” ZBB PowerSav Holdings Ltd.	“China JV” Anhui Xindong Investment Management Co., Ltd.

By:	By:

Name:	Name:

Title:	Title: